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                                                                     Exhibit 1.1


                             ______________ Shares


                           PRIMUS TELECOMMUNICATIONS
                              GROUP, INCORPORATED


                                 Common Stock


                            UNDERWRITING AGREEMENT



Lehman Brothers Inc.,                                       October [  ], 1999
Morgan Stanley & Co. Incorporated,
CIBC World Markets Corp.,
Legg Mason Wood Walker, Incorporated,
Jeffries & Company, Inc.,
Scott & Stringfellow, Inc., and
Kaufman Bros., L.P.,
As Representatives of the several
 Underwriters named in Schedule I,
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285


Ladies and Gentlemen:

          Primus Telecommunications Group, Incorporated, a Delaware corporation (the "Company"), proposes to sell an aggregate of ________ shares (the "Firm Stock") of the Company's Common Stock, par value $.01 per share (the "Common Stock"). It is understood that, subject to the conditions hereinafter stated, the Firm Stock will be sold by the Company to the several Underwriters named in
Schedule I hereto (the "Underwriters") in connection with the offering and sale
of such Firm Stock.   Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated
shall act as joint book-running managers (the "Joint Book-Running Managers"). The Joint Book-Running Managers, together with CIBC World Markets Corp., Legg Mason Wood Walker, Incorporated, Jeffries & Company, Inc., Scott & Stringfellow, Inc., and Kaufman Bros., L.P., shall act as the representatives (the "Representatives") of the several Underwriters.

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          In addition, the Company proposes to grant to the Underwriters an option to purchase up to an aggregate of _________ additional shares of the Common Stock on the terms and for the purposes set forth in Section 2 (the "Option Stock"). The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the "Stock." This is to confirm the agreement concerning the purchase of the Stock from the Company by the Underwriters.

          1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

          (a) A registration statement on Form S-3 with respect to the Stock has (i) been prepared by the Company in conformity in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement and each of the amendments thereto have been delivered by the Company to the Representatives. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Joint Book-Running Managers pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including any documents incorporated by reference therein at such time and all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 5(a) hereof and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus in the form as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration

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     Statement"), then any reference herein to the term "Registration Statement"
     shall be deemed to include such Rule 462 Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

          (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations, the Registration Statement and any further amendment or supplement thereto does not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus and any further amendment or supplement thereto does not and will not, as of the applicable filing date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Joint Book-Running Managers by or on behalf of any Underwriter specifically for inclusion therein.

          (c) The documents incorporated by reference in the Prospectus, if any, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          (d)  The Company, and each of the subsidiaries (as defined in Section
     15) of the Company, has been duly organized and is validly existing and in good standing under the laws of their respective jurisdictions of organization, is duly qualified to do business and is in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not reasonably be expected to have a material adverse effect on the business or property of the Company and the subsidiaries of the Company taken as a whole, and each has all corporate power and authority necessary to own or hold its respective properties and to conduct the business in which it is engaged; and none of the subsidiaries of the Company (other than Primus Telecommunications, Inc., Primus Telecommunications (Australia) Pty. Ltd. and Primus Telecommunications

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     Pty. Ltd. (collectively, the "Significant Subsidiaries")) is a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations.

          (e) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company (the "Equity Interests") have been duly and validly authorized and issued and are fully paid and non-assessable and the Equity Interests (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

          (f) This Agreement has been duly authorized, executed and delivered by the Company and by the Significant Subsidiaries.

          (g) The shares of the Stock to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable; and the Stock will conform to the description thereof in the Prospectus.

          (h) The execution, delivery and performance of this Agreement by the Company and the Significant Subsidiaries and the consummation by the Company and the Significant Subsidiaries of the transactions contemplated by this Agreement (the "Transactions") (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the subsidiaries of the Company is a party or by which the Company or any of the subsidiaries of the Company is bound or to which any of the properties or assets of the Company or any of the subsidiaries of the Company is subject, (ii) will not result in any violation of the provisions of the charter or by-laws of the Company or any of the subsidiaries of the Company, (iii) will not result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the subsidiaries of the Company or any of their properties or assets; and (iv) except for the registration of the Stock under the Securities Act, clearance by the National Association of Securities Dealers, Inc., and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, will not require any consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body; provided, however, that the Company shall not be in breach of this representation where, with respect to clauses (i), (iii) and (iv) of this paragraph, such conflicts, breaches, violations, defaults or failures to obtain any consent, approval, authorization or order to make such filing or registration would not have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, or the business

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     of the Company and the subsidiaries of the Company taken as a whole (a
     "Material Adverse Effect").

          (i) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest quarterly financial statements included or incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any material change in the capital stock or long-term debt of the Company or any of the subsidiaries of the Company or any Material Adverse Effect, or any development involving a prospective Material Adverse Effect, otherwise than as set forth or contemplated in the Prospectus.

          (j) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except that the unaudited financial statements may exclude supporting schedules and are subject to normal year-end adjustments).

          (k) Deloitte & Touche LLP, who have certified certain financial statements of the Company, whose report is included in the Prospectus and who have delivered the initial letter referred to in Section 7(l) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

          (l) Ernst & Young LLP, who have certified certain financial statements of TresCom International, Inc., whose report is included in the Prospectus, were independent public accountants of TresCom International, Inc. as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which they reported contained in the Prospectus.

          (m) KPMG LLP, who have certified certain financial statements of Telegroup, Inc. and certain subsidiaries, whose report is included in the Prospectus and who have delivered the initial letter referred to in Section 7(m) hereof, are independent public accountants of Telegroup, Inc. as required by the Securities Act and the Rules and Regulations.

          (n) The Company and each of the subsidiaries of the Company owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, license applications and licenses ("Intellectual Property") which are necessary for the conduct of their respective businesses and has no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of

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     conflict with, any Intellectual Property or related rights of others, except where (i) the failure to own or possess adequate rights to use such Intellectual Property or (ii) such conflicts, if any, would not have a Material Adverse Effect.

          (o) The Company and each of the subsidiaries of the Company have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such liens, encumbrances or defects as are described in, or in information incorporated by reference in, the Registration Statement or such as do not materially affect the value of such property or do not materially interfere with the use made and proposed to be made of such property by the Company and the subsidiaries of the Company. All real property and buildings material to the Company and its subsidiaries which are held under lease by the Company and each of the subsidiaries of the Company are held by the Company and the subsidiaries of the Company, respectively, under valid, subsisting and enforceable leases, with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such property and buildings by the Company and each of the subsidiaries of the Company.

          (p) There are no legal or governmental proceedings pending to which the Company or any of the subsidiaries of the Company is a party or of which any property or asset of the Company or any of the subsidiaries of the Company is the subject which, if determined adversely to the Company or any of the subsidiaries of the Company, could reasonably be expected to have a Material Adverse Effect; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others that are required to be disclosed in the Prospectus which are not so disclosed.

          (q) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

          (r) No contracts or other documents are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

          (s) No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, which is required to be described in the Prospectus which is not so described.

          (t) Since the date as of which information is given in the Prospectus through the date hereof, or except as may otherwise be disclosed in, or in information incorporated by reference in, the Prospectus, the Company has not (i) issued or granted any securities, other than in connection with any employment contract, benefit plan or other similar

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     arrangement with or for the benefit of any one or more employees, officers, directors or consultants, or in connection with a dividend reinvestment or stock purchase plan, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on capital stock.

          (u)  Neither the Company nor any of the subsidiaries of the Company
     (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any time period, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, including, without limitation, operating agreements, except where it would not reasonably be expected to have a Material Adverse Effect, or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its properties or assets or to the conduct of its business, except where it would not reasonably be expected to have a Material Adverse Effect.

          (v) Neither the Company nor any of the subsidiaries of the Company nor, to the best knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of the subsidiaries of the Company, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (w) None of the Company nor any subsidiary of the Company is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (the "Investment Company Act").

          (x) The Company has complied and will comply with all of the provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida Statutes, and all regulations promulgated thereunder relating to issuers doing business in Cuba.

          (y) Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the

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     Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

          (z) Except in connection with certain acquisitions described in the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

          2 Purchase of the Stock by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell _________ shares of the Firm Stock to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of shares of the Firm Stock set forth opposite that Underwriter's name in Schedule I hereto. The respective purchase obligations of the Underwriters with respect to the Firm Stock shall be rounded among the Underwriters to avoid fractional shares, as the Joint Book-Running Managers may determine.

          In addition, the Company grants to the Underwriters an option to purchase up to _________ shares of the Option Stock. Such options are granted solely for the purpose of covering over-allotments in the sale of Firm Stock and are exercisable as provided in Section 4 hereof. Shares of Option Stock shall be purchased severally for the account of the Underwriters in proportion to the number of shares of Firm Stock set forth opposite the name of such Underwriters in Schedule I hereto. The respective purchase obligations of each Underwriter with respect to the Option Stock shall be adjusted by the Joint Book-Running Mangers so that no Underwriter shall be obligated to purchase Option Stock other than in 100 share amounts.

          The price of both the Firm Stock and any Option Stock shall be $[________] per share.

          The Company shall not be obligated to deliver any of the Stock to be delivered on any Delivery Date (as hereinafter defined), except upon payment for all the Stock to be purchased on such Delivery Date as provided herein.

          3. Offering of Stock by the Underwriters. Upon authorization by the Joint Book-Running Managers of the release of the Firm Stock, the several Underwriters propose to offer the Firm Stock for sale upon the terms and conditions set forth in the Prospectus.

          4 Delivery of and Payment for the Stock. (a) Delivery of and payment for the Firm Stock shall be made at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York New York 10017, at 9:30 A.M., New York City time, on October [ ], 1999 or at such other date or place as shall be determined by agreement between the Joint Book-Running

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Managers and the Company. This date and time are sometimes referred to as the
"First Delivery Date." On the First Delivery Date, the Company shall deliver or cause to be delivered certificates representing the Firm Stock to the Joint Book-Running Managers for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Stock shall be registered in such names and in such denominations as the Joint Book-Running Managers shall request in writing not less than two full business days prior to the First Delivery Date.

          The option granted in Section 2 will expire 30 days after the date of this Agreement and may be exercised in whole or in part from time to time by written notice being given to the Company by the Joint Book-Running Managers. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Joint Book-Running Managers, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the shares of Option Stock are delivered are sometimes referred to as a "Second Delivery Date" and the First Delivery Date and any Second Delivery Date are sometimes each referred to as a "Delivery Date."

          Delivery of and payment for the Option Stock shall be made at the place specified in the first sentence of the first paragraph of this Section 4 (or at such other place as shall be determined by agreement between the Joint Book-Running Managers and the Company) at 9:30 A.M., New York City time, on such Second Delivery Date. On such Second Delivery Date, the Company shall deliver or cause to be delivered the certificates representing the Option Stock owned by it to the Joint Book-Running Managers for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Stock shall be registered in such names and in such denominations as the Joint Book-Running Managers shall request in the aforesaid written notice.

          5  Further Agreements of the Company. The Company further agrees:

          (a) To prepare the Rule 462 Registration Statement, if necessary, in a form approved by the Joint Book-Running Managers, which approval will not be unreasonably withheld, delayed or conditioned, and to file such Rule 462 Registration Statement with the Commission on the date hereof; to prepare the Prospectus in a form approved by the Joint Book-Running Manager, which approval will not be unreasonably withheld, delayed or conditioned, and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business

                                       9

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     day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the last Delivery Date except as permitted herein; to advise the Joint Book-Running Managers, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Joint Book-Running Managers with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Stock; to advise the Joint Book-Running Managers, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) To furnish promptly to each of the Joint Book-Running Managers and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

          (c) To deliver promptly to the Joint Book-Running Managers in New York City such number of the following documents as the Joint Book-Running Managers reasonably shall request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and
     (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Stock (or any other securities relating thereto) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Joint Book-Running Managers and, upon the request of the Joint Book-Running Managers, to file such document and to prepare and furnish

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     without charge to each Underwriter and to any dealer in securities as many copies as the Joint Book-Running Managers may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

          (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Joint Book-Running Managers (based on the opinion of their respective legal counsels), be required by the Securities Act or requested by the Commission;

          (e) Prior to filing with the Commission (i) any amendment to the Registration Statement or supplement to the Prospectus, (ii) any document incorporated by reference in the Prospectus or (iii) any Prospectus pursuant to Rule 424 of the Rules and Regulations, the Company shall furnish a draft copy thereof to the Underwriters and counsel to the Underwriters and the Company shall not file any such document to which the Joint Book-Running Managers shall reasonably object;

          (f) As soon as practicable after the Effective Date, to make generally available to the Company's security holders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

          (g) For a period of three years following the Effective Date, to furnish to the Representatives copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange or automatic quotation system upon which the Stock may be listed or quoted pursuant to requirements of or agreements with such exchange or system or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

          (h) Promptly from time to time to take such action as the Joint Book-Running Managers may reasonably request to qualify the Stock for offering and sale under the securities laws of such jurisdictions as the Joint Book-Running Managers may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those suits arising out of the offering or sale of the Stock, in any jurisdiction where it is not now so subject. In each jurisdiction in which the Stock have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement. The Company will also supply the Underwriters with such information as is necessary for the determination of the legality of the Stock for investment under the laws of such jurisdictions as the Underwriters may reasonably request;

          (i) For a period of 90 days from the date of the Prospectus, not to, directly or indirectly, (i) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than (A) the Stock and (B) shares of Common Stock issued pursuant to mergers, acquisitions and similar transactions or under employee benefit plans, stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights) or substantially similar securities, (ii) sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock or substantially similar securities (other than the grant of options pursuant to benefit plans existing on the date hereof), or (iii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case without the prior written consent of the Joint Book-Running Managers on behalf of the Underwriters; and to cause each officer and director of the Company to furnish to the Representatives, prior to the First Delivery Date, a letter or letters, substantially in the form of Exhibit I hereto;

          (j) To apply the net proceeds from the sale of the Stock being sold by the Company as set forth in the Prospectus; and

          (k) To use reasonable best efforts to ensure that none of the Company nor any subsidiary of the Company shall become an "investment company" within the meaning of such term under the Investment Company Act and the rules and regulations of the Commission thereunder.

          6. Expenses. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Stock and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated therein by reference, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Stock; (e) the filing fees incident to securing the review by the National Association of Securities Dealers, Inc. of the terms of sale of the Stock; (f) any applicable listing fees; (g) the fees and expenses of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 5(i) and of preparing, printing and distributing a Blue Sky Memorandum (including related reasonable fees and expenses of counsel to the Underwriters); (h) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Stock including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show and (i) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in this Section 6 and in Section 11, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Stock which they may sell and the expenses of advertising any offering of the Stock made by the Underwriters.

          7. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

          (a) The Rule 462 Registration Statement, if any, and the Prospectus shall have been timely filed with the Commission in accordance with Section 5(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

          (b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of Simpson Thacher & Bartlett, counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Stock, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (d) Pepper Hamilton LLP shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Underwriters and dated such

     Delivery Date, to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request.

          (e) Swidler Berlin Shereff Friedman, LLP shall have furnished to the Representatives its written opinion, as special U.S. telecommunications counsel to the Company, addressed to the Underwriters and dated such Delivery Date, to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request.

          (f) Rakisons Solicitors shall have furnished to the Representatives its written opinion, as British regulatory counsel to the Company, addressed to the Underwriters and dated such Delivery Date, to the effect set forth in Exhibit C hereto and to such further effect as counsel to the Underwriters may reasonably request.

          (g) Rawling & Company Solicitors shall have furnished to the Representatives its written opinion, as Australian regulatory counsel to the Company, addressed to the Underwriters and dated such Delivery Date, to the effect set forth in Exhibit D hereto and to such further effect as counsel to the Underwriters may reasonably request.

          (h) Bruckhaus Westrick Heller Lober shall have furnished to the Representatives its written opinion, as German regulatory counsel to the Company, addressed to the Underwriters and dated such Delivery Date, to the effect set forth in Exhibit G hereto and to such further effect as counsel to the Underwriters may reasonably request.

          (i) Nagashima & Ohno shall have furnished to the Representatives its written opinion, as Japanese regulatory counsel to the Company, addressed to the Underwriters and dated such Delivery Date, to the effect set forth in Exhibit H hereto and to such further effect as counsel to the Underwriters may reasonably request.

          (j) Osler, Hoskin & Harcourt shall have furnished to the Representatives its written opinion, as special Canadian telecommunications regulatory counsel for the Company, addressed to the Underwriters and dated such Delivery Date, to the effect set forth in Exhibit E hereto and to such further effect as counsel to the Underwriters may reasonably request.

          (k) Goodman, Phillips & Vineberg shall have furnished to the Representatives its written opinion, as special Canadian counsel for the Company, addressed to the Underwriters and dated such Delivery Date, to the effect set forth in Exhibit F hereto and to such further effect as counsel to the Underwriters may reasonably request.

          (l) The Representatives shall have received on the date hereof and such Delivery Date a letter, dated the date hereof and the Delivery Date, as the case may be, in form and substance reasonably satisfactory to you, from Deloitte & Touche LLP, independent public accountants to the Company, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information, including the financial information contained or incorporated by reference in the Prospectus as identified by you.

          (m) The Representatives shall have received on the date hereof and such Delivery Date a letter, dated the date hereof and the Delivery Date, as the case may be, in form and substance reasonably satisfactory to you, from KPMG LLP, independent public accountants to Telegroup, Inc. containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information, including the financial information contained or incorporated by reference in the Prospectus as identified by you.

          (n) The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, of the President or a Vice President and the Treasurer or Chief Financial Officer of the Company stating that:

             (i) The representations and warranties of the Company in Section 1 hereof are true and correct as of such Delivery Date;

             (ii) The Company has performed all agreements and satisfied all conditions on its part to be performed or satisfied under this Agreement at or prior to such Delivery Date;

             (iii) (A) None of the Company or any of the subsidiaries of the Company has sustained, since the date of the latest quarterly financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (B) since such date there has not been any change in the capital stock or long-term debt of the Company or any of the subsidiaries of the Company or any Material Adverse Effect, or any development involving a prospective Material Adverse Effect, otherwise than as set forth or contemplated in the Prospectus; and

             (v) They have carefully examined the Registration Statement and, in their opinion, (A) as of the Effective Date, the Registration Statement, and as of its date and the date hereof, the Prospectus, did not include any untrue statement of a material fact and did not omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) since the Effective Date, no event has occurred which was required under the Securities Act to have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

          (o) None of the Company or any of the subsidiaries of the Company shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, (i) any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or
     (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of the subsidiaries of the Company or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the subsidiaries of the Company taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Joint Book-Running Managers, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

          (p) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in material hostilities, there shall have been an escalation in material hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Joint Book-Running Managers, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

          (q) The Nasdaq National Market shall have approved the Stock for listing, subject only to official notice of issuance.

          (r) The Representatives shall have received from Simpson Thacher & Bartlett, counsel to the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Stock, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents and information as they may reasonably request for the purpose of enabling them to pass upon such matters.

          (s) The Representatives shall have received from each officer and director of the Company, an executed letter in the form of Exhibit I pursuant to Section 5(i) hereto.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

          8.  Indemnification and Contribution.   (a) The Company and Primus
     Telecommunications, Inc., a Delaware corporation, Primus Telecommunications (Australia) Pty. Ltd., a company organized under the laws of Australia, and Primus Telecommunications Pty. Ltd., a company organized under the laws of Australia (collectively, the "Principal Subsidiaries"), jointly and severally, shall indemnify and hold harmless each Underwriter, its officers, employees and directors and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which such Underwriter, officer, employee, director or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
     (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto or (B) any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Stock under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application") or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary, in the case of the Registration Statement or any Blue Sky Application, to make the statements therein not misleading or, in the case of the Preliminary Prospectus or the Prospectus, to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Underwriter and each such officer, employee, director or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee, director or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred upon written submission to the Company of documentation evidencing such incurrence; provided, however, that the Company and the Principal Subsidiaries shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus or in any such amendment or supplement, or in any Blue Sky Application, in reliance upon and in conformity with the written information concerning such Underwriter furnished to the Company through the Joint Book-Running Managers by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information described in Section 8(e); provided further that as to the Preliminary Prospectus, this indemnity agreement shall not inure to the benefit of any Underwriter or any officer, employee, director or controlling person of that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Stock to any person by such Underwriter if (i) such Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act and (ii) the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Preliminary Prospectus was corrected in the Prospectus, unless in each case, such failure resulted
     from noncompliance by the Company with Section 5(c).   For purposes of the
     last proviso to the immediately preceding sentence, the term "Prospectus" shall not be deemed to include the documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any Preliminary Prospectus or the Prospectus to any person other than a person to whom such Underwriter had delivered such incorporated document or documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Company or the Principal Subsidiaries may otherwise have to any Underwriter or to any officer, employee, director or controlling person of that Underwriter.

          (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its directors, employees and officers, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, employee, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto or (B) any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary, in the case of the Registration Statement or the Blue Sky Application, to make the statements therein not misleading or, in the case of the Preliminary Prospectus or the Prospectus, to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in the case of clauses (i) and (ii) only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information concerning such Underwriter furnished to the Company through the Joint Book-Running Managers by or on behalf of that Underwriter specifically for inclusion therein as described in Section 8(e), and shall reimburse the Company and any such director, employee, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, employee, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer, employee or controlling person.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent the indemnifying party has been materially prejudiced by such failure and provided further that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ separate counsel to represent jointly the indemnified party and its respective directors, employees, officers and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against the indemnifying party under this
     Section 8 if such indemnified party shall have been advised in writing that the representation of such indemnified party and those directors, employees, officers, and controlling persons by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. It is understood that the indemnifying party shall not be liable for the fees and expenses of more than one separate firm (in addition to local counsel in each jurisdiction) for all indemnified parties in connection with any proceeding or related proceedings. Each indemnified party, as a condition of the indemnity agreements contained in Sections 8(a) and 8(b), shall use its reasonable best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment in favor of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Principal Subsidiaries, on the one hand, and the Underwriters, on the other hand, from the offering of the Stock or (ii) if the allocation provided by clause
     (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
     (i) above but also the relative fault of the Company and the Principal Subsidiaries, on the one hand, and the Underwriters, on the other hand, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Principal Subsidiaries, on the one hand, and the Underwriters, on the other hand, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting commissions and discounts received by the Underwriters with respect to the Stock purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Stock under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Principal Subsidiaries, on the one hand, or the Underwriters, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Company shall be deemed to be also for the benefit of the Principal Subsidiaries and information supplied by the Company shall also be deemed to have been supplied by the Principal Subsidiaries. Each of the Company and the Principal Subsidiaries and the Underwriters agrees that it would not be just and equitable if contribution pursuant to this Section 8(d) were to be determined by pro rata allocation (even if either the Underwriters or the Company and the Principal Subsidiaries, as the case may be, were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this
     Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to indemnify or contribute any amount in excess of the amount by which the proceeds received by the Underwriters from an offering of the Stock exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

          (e) The Underwriters severally confirm and the Company acknowledges that the statements with respect to the public offering of the Stock by the Underwriters set forth in the last sentence of the cover page and in paragraphs [3, 8 (regarding stabilization), 9 and 10] under the caption "Underwriting" in, the Prospectus constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

          9. Default by Any Underwriter. If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Stock which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of shares of the Firm Stock set opposite the name of each remaining non-defaulting Underwriter in
Schedule I hereto bears to the total number of shares of the Firm Stock set opposite the names of all the remaining non-defaulting Underwriters in Schedule I hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Stock on such Delivery Date if the total number of shares of the Stock which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of shares of the Stock to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of shares of the Stock which it agreed to purchase on such Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Joint Book-Running Managers who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Stock to be purchased on such Delivery Date. If the foregoing maximums are exceeded and the remaining Underwriters or other underwriters satisfactory to the Joint Book-Running Managers do not elect to purchase the shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Stock) shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto who, pursuant to this Section 9, purchases Firm Stock which a defaulting Underwriter agreed but failed to purchase.

          Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Stock of a defaulting or withdrawing Underwriter, either the Joint Book-Running Managers or the Company may postpone the First Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

          10. Termination. The obligations of the Underwriters hereunder may be terminated by the Joint Book-Running Managers by notice given to and received by the Company prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Section 7(o) or 7(p) shall have occurred or if the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.

          11. Reimbursement of Underwriter's Expenses. If the Company shall fail to tender the Stock for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company shall reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Stock and upon demand the Company shall pay the full amount thereof to the Joint Book-Running Managers. If this Agreement is terminated pursuant to
Section 9 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

          12 Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to:

          Lehman Brothers Inc.
          Three World Financial Center
          New York, New York 10285
          Attention: Syndicate Department
             (Fax: 212-528-6395); and

          (b) if to the Company or to the Principal Subsidiaries, shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Prospectus, Attention: Chairman and Chief Executive Officer (Fax: (703) 902-2814);

provided, however, that any notice to an Underwriter pursuant to Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated, as the Joint Book-Running Managers.

          13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, and their respective representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          14. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Principal Subsidiaries, on the one hand, and the Underwriters, on the other hand, contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          15. Definition of the Terms "Business Day" and "Subsidiary". As used herein, "business day" means any day on which the New York Stock Exchange, Inc. and the Nasdaq National Market are open for trading. As used herein, the term "subsidiary" of any entity means any other entity at least 51% of the ownership interests of which are owned, directly or indirectly, by such Company.

          16. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          17. Consent to Jurisdiction. Each party irrevocably agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the "Specified Courts"), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related

Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. The parties further agree that service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any lawsuit, action or other proceeding brought in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in the Specified Courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each of Primus Telecommunications (Australia) Pty. Ltd. and Primus Telecommunications Pty Ltd. hereby irrevocably appoints CT Corporation System, which currently maintains a New York City office at 1633 Broadway, New York, New York 10019, United States of America, as its agent to receive service of process or other legal summons for purposes of any such action or proceeding that may be instituted in any state or federal court in the City and State of New York.

          18. Waiver of Immunity. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

          19. Counterparts and Facsimile Signatures. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument. This Agreement may be executed by facsimile signature which for all purposes shall be deemed to be an original signature.

          20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.


                  [Remainder of Page Intentionally Left Blank]

          If the foregoing correctly sets forth the agreement among the Company, the Principal Subsidiaries and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                              Very truly yours,


                              PRIMUS TELECOMMUNICATIONS GROUP,
                              INCORPORATED


                              By: _____________________________________
                                  Name:  K. Paul Singh
                                  Title: President & Chief Executive Officer


                              PRIMUS TELECOMMUNICATIONS,
                              INC.


                              By: _____________________________________
                                  Name:  K. Paul Singh
                                  Title: President & Chief Executive Officer


                              PRIMUS TELECOMMUNICATIONS
                              (AUSTRALIA) PTY. LTD.


                              By: _____________________________________
                                  Name:  K. Paul Singh
                                  Title: President & Chief Executive Officer


                              PRIMUS TELECOMMUNICATIONS
                              PTY. LTD.


                              By: _____________________________________
                                  Name:  K. Paul Singh
                                  Title: President & Chief Executive Officer

Accepted:


LEHMAN BROTHERS INC.,
MORGAN STANLEY & CO. INCORPORATED,
CIBC WORLD MARKETS CORP.,
LEGG MASON WOOD WALKER, INCORPORATED,
JEFFRIES & COMPANY, INC.,
SCOTT & STRINGFELLOW, INC., AND
KAUFMAN BROS., L.P.,
ACTING SEVERALLY ON BEHALF
OF THEMSELVES AND THE
OTHER UNDERWRITERS
NAMED IN SCHEDULE I HERETO

LEHMAN BROTHERS INC.


By: ____________________________
    Authorized Representative

                                 SCHEDULE I

                                                Number of Shares of Firm Stock
                       Underwriters                    to Be Purchased
                       ------------                    ---------------
--------------------------------------------------------------------------------
Lehman Brothers Inc. .....................              [           ]
--------------------------------------------------------------------------------
Morgan Stanley & Co. Incorporated ........              [           ]
--------------------------------------------------------------------------------
CIBC World Markets Corp. .................              [           ]
--------------------------------------------------------------------------------
Legg Mason Wood Walker, Incorporated .....              [           ]
--------------------------------------------------------------------------------
Jeffries & Company, Inc. .................              [           ]
--------------------------------------------------------------------------------
Scott & Stringfellow, Inc. ...............              [           ]
--------------------------------------------------------------------------------
Kaufman Bros., L.P. ......................              [           ]
--------------------------------------------------------------------------------
Total ....................................              [           ]
                                                        =============
--------------------------------------------------------------------------------

                                                                       EXHIBIT A

                      [LETTERHEAD OF PEPPER HAMILTON LLP]


                                                              October [  ], 1999

Lehman Brothers Inc.,
Morgan Stanley & Co. Incorporated,
CIBC World Markets Corp.,
Legg Mason Wood Walker, Incorporated,
Jeffries & Company, Inc.,
Scott & Stringfellow, Inc., and
Kaufman Bros., L.P.,
As Representatives of the several
 Underwriters named in Schedule I thereto, c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285



               Re:  Primus Telecommunications Group, Incorporated
                    ---------------------------------------------

Ladies and Gentlemen:

          Based upon the foregoing assumptions, and subject to the qualifications set forth below, we are of the opinion that:

     (i) The Company and each of its subsidiaries which have been incorporated in one of the 50 states of the United States (each, a "U.S. Subsidiary") have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification (except where the failure to so qualify, singly or in the aggregate, would not have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations or business of the Company and its subsidiaries taken as a whole), and have all corporate power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged.

     (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable; and all of the issued shares of capital stock of each U.S. Subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and (except for directors' qualifying shares and except as set forth in the Prospectus) are owned of record and, to the best of our knowledge, beneficially, directly or indirectly, by the Company, free and clear of all liens, encumbrances, equities or claims. The shares of the Stock to be issued and sold by the Company to the Underwriters under the Underwriting Agreement have been duly and validly authorized and, when issued and delivered against payment therefor as provided in the Underwriting Agreement, will be duly and validly issued, fully paid and non-assessable; and the Stock conforms in all material respects to the description thereof in the Prospectus.

     (iii) Except as described in the Prospectus, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company's charter or by-laws or any agreement or other instrument known to us;

     (iv) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, the Rule 462 Registration Statement, if any, was filed with the Commission on the date specified therein, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and, to our knowledge, (a) no stop order suspending the effectiveness of the Registration Statement has been issued and (b) no proceeding for that purpose is pending or threatened by the Commission;

     (v) The Registration Statement, as of its Effective Date, and the Prospectus, as of its date, and any further amendments or supplements thereto, as of their respective dates, made by the Company prior to such Delivery Date (other than the financial statements and other financial data contained therein, as to which we express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; the documents incorporated by reference in the Prospectus (other than the financial statements and related schedules therein, as to which we express no opinion), when they were filed with the Commission, when taken together with any amendments thereto ("Exchange Act Documents"), complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

     (vi) The statements contained in the Prospectus under the captions "Management - Stock Plans," "Transactions with Affiliates and Others" and "Federal Income Tax Considerations," insofar as they describe statutes, regulations, legal or governmental proceedings, contracts or other documents referred to therein are accurate and fairly summarize, in each case in all material respects, the information called for with respect to such documents and matters and, insofar as such statements constitute matters of law or legal conclusions, have been reviewed by us and fairly present in all material respects the information disclosed therein.

     (vii) To the best of our knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the

Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

     (viii) The statements contained in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute summaries of the terms of the Company's capital stock (including the Stock) constitute accurate summaries in all material respects of the terms of such capital stock.

     (ix) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

     (x) The issue and sale of the shares of Stock being delivered on such Delivery Date by the Company pursuant to the Underwriting Agreement, and the execution, delivery and compliance by the Company and the Principal Subsidiaries with all of the provisions of the Underwriting Agreement and the consummation of the transactions contemplated by the Underwriting Agreement, will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel, or identified in an officer's certificate of the Company as material, to which the Company or any of the subsidiaries of the Company is a party or by which the Company or any of the subsidiaries of the Company is bound or to which any of the property or assets of the Company or any of the subsidiaries of the Company is subject (the "Material Agreements"), which breach or default, as the case may be, is reasonably likely to have a Material Adverse Effect, (ii) nor will such actions result in any violation of the provisions of (A) the charter or by-laws of the Company or any of the U.S. Subsidiaries or (B) to the best of our knowledge, (x) any statute or any rule or regulation or (y) any order known to us, in each case, of any court or governmental agency or body of the United States or the State of New York, or established pursuant to the Delaware General Corporation Law, having jurisdiction over the Company or any of the subsidiaries of the Company or any of their respective properties or assets. Except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Underwriting Agreement by the Company and the Principal Subsidiaries and the consummation by the Company of the transactions contemplated thereby.

     (xi) To the best of our knowledge, except as described in the Prospectus, there are no contracts or agreements between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

     (xii) To the best of our knowledge, there are no legal or governmental proceedings pending to which the Company or any of the subsidiaries of the Company is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which questions the validity of the Underwriting Agreement, including the ability of the Company or the Significant Subsidiaries to execute and deliver the Underwriting Agreement, or which is required to be disclosed in the Prospectus pursuant to Item 103 of Regulation S-K promulgated by the Commission and, to the best of our knowledge, no such proceedings are threatened by governmental authorities or others.

     (xiii) Neither the Company nor any U.S. Subsidiary is an "investment company" as defined in the Investment Company Act of 1940, as amended.

             We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs (vi) and (viii) above. In the course of the preparation by the Company of the Registration Statement, and the Prospectus (excluding the Exchange Act Documents), we participated in conferences with certain officers and employees of the Company, with representatives of Deloitte & Touche LLP, independent auditors to the Company, Ernst & Young LLP, independent auditors to TresCom International, and KPMG LLP, independent auditors to Telegroup, Inc., and with the Representatives and their legal counsel. Based upon our examination of the Registration Statement, the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement and the Prospectus and our participation in the conferences referred to above, we hereby advise you that we have no reason to believe that the Registration Statement, as of its effective date (including the Exchange Act Documents on file with the Commission on such effective date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (including the Exchange Act Documents) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.

                                                            EXHIBIT B

             [LETTERHEAD OF SWIDLER BERLIN SHEREFF FRIEDMAN, LLP]

                                                            October [  ], 1999

Lehman Brothers Inc.,
Morgan Stanley & Co. Incorporated,
CIBC World Markets Corp.,
Legg Mason Wood Walker, Incorporated,
Jeffries & Company, Inc.,
Scott & Stringfellow, Inc., and
Kaufman Bros., L.P.,
As Representatives of the several
 Underwriters named in Schedule I thereto, c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Ladies and Gentlemen:

         Based upon and limited to such examination and subject to the assumptions and qualifications set forth in this letter, it is our opinion as of the date hereof that:

         (i) (A) The execution and delivery of the Underwriting Agreement by the Company and PTI and the issue and sale of the Stock contemplated thereby do not violate (1) the Communications Act, (2) any rules or regulations of the FCC applicable to the Company, to PTI and/or to TresCom U.S.A. Inc. ("TresCom"), (3) any State Telecommunications Laws applicable to the Company, to PTI and/or to TresCom, and (4) to the best of our knowledge, any decree from any court, and
(B) no authorization of or filing with the FCC or any State Regulatory Agency is necessary for the execution and delivery of the Underwriting Agreement by the Company and PTI and the issue and sale of the Stock contemplated thereby in accordance with the terms thereof;

         (ii) Each of PTI and TresCom is a nondominant carrier authorized by the FCC to provide domestic interstate interexchange telecommunications services pursuant to 47 C.F.R. (S) 63.07(a) (1997) without any further order, license, permit or other authorization by the FCC. Each of PTI and TresCom has been granted Section 214 authority by the FCC to provide international message telecommunications services and private line services through the resale of international switched voice and private line services and/or by using its own facilities and has on file with the FCC tariffs applicable to its domestic interstate and international services;

         (iii) Each of PTI and TresCom is certified, registered or otherwise authorized, or is not required to obtain authority to resell intrastate interexchange telecommunications services in all U. S. states except Hawaii and Alaska. Each of PTI and TresCom has a tariff on file in each of the states in which a tariff is required to be filed;

         (iv) Except as set forth in the Certificate (A) each of PTI and TresCom (1) to the best of our knowledge has made all reports and filings, and paid all fees, required by the FCC and the State Regulatory Agencies except for those reports and filings the failure to file of which, and those fees the failure to pay of which, would not have a material adverse effect on the financial condition, the earnings, business or operations of PTI or TresCom; and
(2) based on our understanding of PTI and TresCom's respective operations from the Certificate, has all certificates, orders, permits, licenses, authorizations, consents and approvals of and from (the "Authorizations"), and has made all filings and registrations with, the FCC and the State Regulatory Agencies necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus except for those Authorizations the failure to obtain of which, and those filings and registrations the failure to file of which, would not have a material adverse effect on the financial condition, or the earnings, business or operations of PTI or TresCom, as the case may be; and (B) to the best of our knowledge, neither PTI nor TresCom has received any notice of proceedings relating to the revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, or the qualification or rejection of any such filing or registration, the effect of which, singly or in the aggregate, would have a material adverse effect on the financial condition, the earnings, business or operations and its subsidiaries taken as a whole;

         (v) To the best of our knowledge, neither the Company, PTI nor TresCom is in violation of, or in default under the Communications Act or State Telecommunications Laws, the effect of which, singly or in the aggregate, would have a material adverse effect on the financial condition, the earnings, business or operations of the Company and its subsidiaries, taken as a whole;

         (vi) To the best of our knowledge, and except as set forth in the Certificate, (A) as of the date hereof, no decree or order of the FCC or any State Regulatory Agency is outstanding against the Company or any of its subsidiaries and (B) except as set forth in the Certificate, no litigation, proceeding, inquiry or investigation has been commenced or threatened and no notice of violation or order to show cause has been issued, against the Company or any of its subsidiaries before or by the FCC or any State Regulatory Agency; and

         (vii) The statements in the Prospectus under the captions "Risk Factors
- We are subject to potential adverse effects of regulation"; "Business - Industry Overview - Regulatory and Competitive Environment"; and "Business - Government Regulation - United States", insofar as such statements constitute a summary of the legal matters, documents or proceedings of the FCC and State Regulatory Agencies with respect to telecommunications regulation referred to therein, are accurate in all material respects and fairly summarize all such matters referred to therein.

         The opinions expressed in this letter are subject in all respects to the following qualifications: (1) this opinion speaks only to the transactions that are being consummated on the date hereof and does not address any transaction that may take place after the Delivery Date; (2) any action that would transfer de facto (actual) or de jure (legal) control of the Company, PTI or TresCom is subject to the requirement for prior approval from the FCC and/or State Regulatory Agencies; (3) no opinion is rendered as to matters not specifically referred to herein or to events which have not yet occurred and under no circumstances are you to infer from anything stated or not stated herein any opinion with respect to such matters; and (4) all opinions expressed in this letter are limited solely to the effect on the telecommunications business of the Company, PTI or TresCom of the Communications Act and State Telecommunications Laws, and we express no opinion as to the effect of any other federal, state, local, foreign, supranational, regional statute or equitable doctrine, common law or other legal requirement.

         Other than as expressly stated in paragraphs one (i) through seven
(vii), no opinion is rendered as to the compliance of the Company, PTI or TresCom in the past or in the future with any or all conditions or other requirements of the FCC and the State Regulatory Agencies contained in the orders, if any, authorizing the operations of the Company, PTI and/or TresCom or otherwise imposed by statute, rule, regulation or policy, and we assume no obligation to ensure that the Company, PTI and TresCom comply with such conditions or requirements. We are admitted to the District of Columbia Bar and, with respect to any matters concerning the State Telecommunications Laws, we draw your attention to the fact that the members of the firm involved in the preparation of this opinion letter, although generally familiar with the State Telecommunication Laws, are not admitted to the Bars of the states in which the State Regulatory Agencies are located and are not experts in the laws of those jurisdictions.

                                                                       EXHIBIT C

                      [LETTERHEAD OF RAKISONS SOLICITORS]

                                                              October [  ], 1999

Lehman Brothers Inc.,
Morgan Stanley & Co. Incorporated,
CIBC World Markets Corp.,
Legg Mason Wood Walker, Incorporated,
Jeffries & Company, Inc.,
Scott & Stringfellow, Inc., and
Kaufman Bros., L.P.,
As Representatives of the several
 Underwriters named in Schedule I thereto, c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Dear Sirs:

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED ("the Company")

1. We are giving this opinion to you at the request of our client, the Company, in connection with the underwriting agreement, dated October [__], 1999 (the "Underwriting Agreement"), between the Company and you, as Representatives of the several Underwriters listed on Schedule 1 to the Underwriting Agreement, relating to the underwriting of the issue of an
     aggregate        shares of the Company's common stock, par value $.01 per
     share (the "Common Stock").

2.   For the purpose of this opinion we have examined the following:

     (a) a copy of the Prospectus, dated October [__], 1999 of the Company (the "Final Prospectus");

     (b) a copy of the memorandum and articles of association of Primus Telecommunications Limited (registered in England and Wales under number 2937312) whose registered office is at 4 Victoria Street, London, SW1H 0GT ("PTL");

     (c) a microfilmed copy of the file records in respect of PTL maintained at the Company's Registration Office in England and Wales and available for public inspection obtained on October [__], 1999;

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                                      C-2


     (d)  the ISVR Licence (as defined below);

     (e) the IFL License (as defined below); and

     (f) certificates from Neil L. Hazard and Ali Yazdanpanah in the forms annexed to this letter.

3. On October [ ] 1999, we carried out a company search at the Companies Registration Office, London in respect of PTL. We have not conducted any further such searches since such date. On October [ ] 1999, we carried out a search of the petitions pending at the Central Registry of Winding-Up Petitions in London in respect of PTL. Our search on such date did not reveal the filing of any winding-up order or resolution in respect of PTL or the filing of any appointment of an administrator of PTL.

4. Except as stated above, we have not examined any contracts, instruments or other documents entered into by or affecting the Company or any of its subsidiaries or any corporate records of the Company or any of its subsidiaries and we have not made any other enquiries concerning the Company or any of its subsidiaries.

5. We have not made any investigations of the laws of any jurisdiction other than of England and Wales, the regime and procedures of "French Telecoms Law" and the "EC Directives" (as those terms are defined below and are collectively referred to below as "Relevant Laws"). In particular, we have made no investigation of laws of the State of New York and/or the United States of America as a basis for any of the opinions expressed in this letter, and we do not express or imply any opinion on the laws of any jurisdiction other than the Relevant laws.

6. In rendering this opinion, we have assumed (and have taken no steps to verify independently):

     (a) the genuineness of all signatures and seals and the authenticity and completeness of all documents purporting to be originals;

     (b) the conformity to originals of all documents supplied to us as certified or photostatic or facsimile transmitted copies and the authenticity and completeness of the originals of such documents;

     (c) that the information disclosed by our searches mentioned in paragraph 3 above in relation to PTL was then accurate and has not since altered; that such searches did not fail to disclose any information which had been delivered for registration but did not appear on the respective files in London at the time of our searches; that PTL has not passed a voluntary winding-up resolution; that no petition has been presented or order made by a court for the winding-up, dissolution or administration of PTL; and that no receiver, trustee, administrator or similar officer has been appointed in relation to PTL or any of PTL's assets or revenues;

     (d) that there have been no amendments to the memorandum and articles of association of PTL referred to in paragraph 2(b) above;

     (e) that no event has occurred, action been taken or documents filed, which would, when filed with the Registrar of Companies in England and Wales, result in the alteration of the microfilmed copy of the files of records in respect of PTL referred to in paragraph 2(c) above in a manner which would affect this opinion.

7. Based on and subject to the foregoing and subject to the reservations stated in paragraphs 8 and 9 below and to any matters not disclosed to us, we are of the opinion that:

     (a) PTL has been duly incorporated and is validly existing as a private limited company under the laws of England and Wales and has the corporate power and authority under such laws to own its property;

     (b) PTL has all necessary approvals, being:

         (i) a license issued by or on behalf of the Secretary of State for Trade and Industry (the "Secretary of State") dated 31 December 1997 issued under Section 7 of the Telecommunications Act 1984 ("1984 Act") relating to the provision of international simple voice resale services (the "ISVR License"); and

         (ii) a license issued by or on behalf of the Secretary of State dated 18 December 1996 issued under Section 7 of the 1984 Act relating to the provision of international facilities-based services (the "IFL License"), to conduct its business in the United Kingdom in the manner described in the Final Prospectus and no other licenses, designations, and/or specifications are required from any other governmental entity in the United Kingdom for PTL to conduct its business in the United Kingdom in the manner described in the Final Prospectus;

     (c) to the best of our knowledge and belief, each of the ISVR License and IFL License are in full force and effect and there is no pending or existing notice of proceedings relating to revocation or modification of either the ISVR License or the IFL License which would have a material adverse effect on PTL;

     (d) the descriptions in the Final Prospectus of current statutes of the United Kingdom ("UK") relating to telecommunications, and the respective rules and regulations promulgated thereunder (collectively, "UK Communications Law"), including, without limitation, the 1984 Act and the statements in the Final Prospectus discussing matters related to UK Communications Law under the captions "Risk Factors--We are subject to potential adverse effects of regulation" and "Business--Government Regulation", are accurate in all material respects and fairly summarize all matters described therein insofar as they related to UK Communications Law;

     (e) to the best of our knowledge and belief, PTL is not in violation of or in default of any provision of the 1984 Act or any regulation or order made under that Act;

     (f) to the best of our knowledge and belief, PTL has not been issued with any notification by the Commission of the European Communities informing it that it is in breach of any applicable provision of European law as established under the Treaty of Rome as it relates to the provision of telecommunications services; and

     (g) the descriptions in the Final Prospectus of current law of the European Union relating to telecommunications, in the form of Directives promulgated by the European Commission ("the Commission") and the Council of Ministers of the European Union ("the Council") (collectively, "the EC Directives") and the statements in the Final Prospectus discussing matters related to the EC Directives under the caption "Business--Government Regulation", are accurate in all material respects and fairly summarize all matters described therein insofar as they relate to the EC Directives; and

     (h) the description in the Final Prospectus relating to the current French licensing regime for the granting of L34.1 and L33.1 licenses and interconnection procedures (collectively, "French Telecoms Law") under the caption "Business--Government Regulation" is accurate in all material respects and fairly summarizes such regime and procedures.

8. This opinion is given solely in respect of the date hereof and on the basis that it is to be governed by and construed in accordance with the laws of England and Wales.

9. This opinion is addressed solely to you for your own us and benefit in connection with the Underwriting Agreement and may not be disclosed to or relied upon by anyone else without our express written consent.

Yours faithfully

                                                                       EXHIBIT D

                       [LETTERHEAD OF RAWLING & COMPANY]

                                                              October [  ], 1999

Lehman Brothers Inc.,
Morgan Stanley & Co. Incorporated,
CIBC World Markets Corp.,
Legg Mason Wood Walker, Incorporated,
Jeffries & Company, Inc.,
Scott & Stringfellow, Inc., and
Kaufman Bros., L.P.,
As Representatives of the several
 Underwriters named in Schedule I thereto, c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Ladies and Gentlemen:

          Based upon our investigations and (in relation to paragraphs 3 and 5) our opinion of the laws of Australia, we are able to say:

1.  PRIMUS TELECOMMUNICATIONS (AUSTRALIA) PTY., LTD. ACN 061 754 943

1.1 Primus Aust is a wholly-owned subsidiary of Primus Telecommunications International, Inc. ("Primus International").

1.2 We are instructed that Primus Aust conducts the business of providing local, domestic and international long distance, mobile, voice, data, facsimile, enhanced facsimile, calling card, debit card and prepaid card, and ISDN carriage telecommunications services to business and residential customers through direct sales force, dealerships, agents, resellers, associations, affinity groups, direct marketing and others and providing voicemail equipment to carriers, in Australia and that Primus Aust only does business in Australia.

2.   PRIMUS TELECOMMUNICATIONS PTY. LTD.  ACN 071 191 396

2.1 Primus Tel is a wholly-owned subsidiary of Primus Telecommunications Group, Incorporated ("Primus").

2.2 We are instructed that Primus Tel conducts the business of providing domestic and international long distance, voice, data, facsimile, enhanced facsimile, calling card, debit card and prepaid card carriage telecommunications services to businesses and residential customers through direct sales force, dealerships, agents, resellers, associations, affinity groups, direct marketing and others and providing voicemail equipment to carriers, in Australia and that Primus Tel only does business in Australia.

3.   ECLIPSE TELECOMMUNICATIONS, PTY. LTD.  ACN 069 554 383

3.1  Eclipse is wholly-owned subsidiary of Primus International.

3.2 We are instructed that Eclipse conducts the business of providing domestic and international data telecommunications services to business customers, in Australia and that Eclipse only does business in Australia.

4.   HOTKEY INTERNET SERVICES PTY. LTD.  ACN 075 759 821

4.1 Hotkey is a subsidiary of Primus International; Primus International owns all ordinary shares issued by Hotkey.

4.2 We are instructed that Hotkey conducts the business of providing internet services to business and residential customers in Australia and that Hotkey only does business in Australia.

5.   INCORPORATION, STANDING AND POWER & AUTHORITY

5. l Each of Primus Aust, Primus Tel, Eclipse and Hotkey:
     (a)  has been duly incorporated; and
     (b) is validly existing as a corporation in good standing under the laws of, in the case of Primus Aust and Hotkey, Victoria and, in the case of Primus Tel and Eclipse, New South Wales; and
     (c) has all necessary power and authority to own or hold its properties and conduct the business in which it is engaged in Australia.

5.2 The Underwriting Agreement has been duly authorized, executed and delivered by Primus Aust and Primus Tel.

6.   AUTHORIZATIONS TO CONDUCT BUSINESS AND COMPLIANCE WITH LAWS
     Each of Primus Aust, Primus Tel, Eclipse and Hotkey:
     (a) has all necessary certificates, orders, permits, licenses, authorizations, consents and approvals of and from and has made all declarations and filings with, all Australian governmental authorities, all self-regulatory organizations and all courts and tribunals to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus;
     (b) has not received any notice of proceedings relating to revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals;

     (c) is not in violation of, or in default under, any federal, state or local law, regulation, rule, decree, order or judgment applicable to it, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or on the earnings, business or operations of Primus and its subsidiaries, taken as a whole, except as described in the Prospectus.

7.  REGULATORY ENVIRONMENT

     The statements in the Prospectus under the captions:

     * "Risk Factors - We are subject to potential adverse effects of regulation" and
     *    "Business - Government Regulation"

     in each case insofar as such statements constitute summaries of the Australian legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein.

8.  RESTRICTIONS ON REPATRIATION OF FUNDS

     There are no restrictions (legal, contractual or otherwise) on the ability of Primus Aust, Primus Tel, Eclipse and Hotkey to declare and pay any dividends or on the ability of Primus Aust, Primus Tel and Eclipse to make any payment or transfer of property or assets to its stockholders other than those described in the Prospectus and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or on the earnings, business or operations of Primus and its subsidiaries, taken as a whole; and such descriptions, if any, fairly summarize such restrictions.

9.  LITIGATION

     Each of Primus Aust, Primus Tel, Eclipse and Hotkey is not aware of any actual or pending legal proceedings in which it is a party or which is threatened against it that would be likely, if successful, to have a material adverse effect on Primus' business, financial condition or results of operations.

                                                                       EXHIBIT E

                   [LETTERHEAD OF OSLER, HOSKIN, & HARCOURT]

                                                              October [  ], 1999

Lehman Brothers Inc.,
Morgan Stanley & Co. Incorporated,
CIBC World Markets Corp.,
Legg Mason Wood Walker, Incorporated,
Jeffries & Company, Inc.,
Scott & Stringfellow, Inc., and
Kaufman Bros., L.P.,
As Representatives of the several
 Underwriters named in Schedule I thereto, c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Ladies and Gentlemen:

          On the basis of the foregoing, and subject to the qualifications hereinafter expressed, we are of the opinion that:

     (i) The statements in the Prospectus under the captions "Risk Factors--We are subject to potential adverse effects of regulation," and "Business-Government Regulation-Canada", in each case insofar as such statements describe or summarize matters of law or constitute legal conclusions, fairly describe or summarize all matters referred to therein; and

     (ii) Primus and its subsidiaries have all necessary certificates, orders, permits, licenses, authorizations, consents and approvals of and from, and have made all necessary declarations and filings with, Canadian governmental authorities and all Canadian courts as required pursuant to the Telecommunications Act (Canada) to conduct their business as described in the Prospectus.

                                                                       EXHIBIT F

                 [LETTERHEAD OF GOODMAN, PHILLIPS & VINEBERG]

                                                             October  [  ], 1999

Lehman Brothers Inc.,
Morgan Stanley & Co. Incorporated,
CIBC World Markets Corp.,
Legg Mason Wood Walker, Incorporated,
Jeffries & Company, Inc.,
Scott & Stringfellow, Inc., and
Kaufman Bros., L.P.,
As Representatives of the several
 Underwriters named in Schedule I thereto, c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Ladies and Gentlemen:

          We have acted as special Canadian counsel to 3362426 Canada Inc. ("Primus Canada"), carrying on business as Primus Telecommunications Canada, in connection with the execution and delivery by Primus Telecommunications Group, Incorporated of the Underwriting Agreement dated October [ ], 1999 (the "Underwriting Agreement") by and among Primus and you, as representatives (the "Representatives") of the other Underwriters listed on Schedule I attached
thereto (the "Underwriters"), relating to          aggregate shares of the
Company's Common Stock, par value $.01 per share (the "Stock"). This opinion is delivered to you pursuant to Section 8(k) of the Underwriting Agreement. Capitalized terms used herein but not otherwise defined have the meanings ascribed to them in the Underwriting Agreement.

          In connection with the opinions set out below, we have also examined:

          (a) the articles and by-laws of Primus Canada

          (b) a certificate of compliance dated October [ ], 1999 issued in respect of Primus Canada pursuant to the Canada Business Corporations Act (the "Certificate of Compliance") and attached as Schedule I to this opinion letter;

          (c) such other records and documents as we have considered necessary for the purposes of the opinions expressed herein.

Assumptions and Reliance
------------------------

          For purposes of the opinions set out below, we have:

          (a) with respect to all documents examined by us, assumed the genuineness of all signatures on and the authenticity of each document submitted to us as an original and the conformity to the authentic original document of each document we have examined as a certified, conformed facsimile or photostatic copy;

          (b) relied exclusively upon the Certificate of Compliance with respect to the accuracy of all factual matters contained therein, all the contents of which we assume continue to be accurate on the date of this opinion letter; and

          (c) we have assumed that the Shareholders' Ledger of Primus Canada is accurate and correct and we have relied on same in providing the opinion in paragraph 2 of this opinion letter.

Law
---

          Our opinions set out below are limited to the laws of the Province of Ontario and the federal laws of Canada applicable therein as of the date of this opinion letter. In connection with the opinions set out below, we have considered such matters of law as we consider necessary and appropriate. This opinion is limited solely to matters governed by the laws of Canada.

Opinions
--------

          Based upon and relying on the foregoing and subject to the assumptions, qualifications and limitations set forth in this opinion letter, we are of the opinion that:

1. Primus Canada is a corporation incorporated under the federal laws of Canada and has not been dissolved as of October [ ], 1999 and has all the corporate power and corporate authority necessary: (i) to own or hold its property; and (ii) to conduct its business which it is currently engaged; in the Province of Ontario.

2. The Shareholders' Ledger of Primus Canada indicates that 1,000 common shares of Primus Canada are registered in the name of Primus Telecommunications International, Inc. and such shares have been duly and validly authorized and issued and are fully paid.

                                                            EXHIBIT G

                [LETTERHEAD OF BRUCKHAUS WESTRICK HELLER LOBER]


We are of the opinion that:

(1) the descriptions in the Prospectus given under the captions "Risk Factors - We are subject to potential adverse effects of regulation" and "Business - Government Regulation - Germany" of the German Telecommunications Act of July 25, 1996 and the respective rules and regulations promulgated thereunder (collectively, the "German Telecommunications Law") are accurate in all material respects and fairly summarize all matters described therein.

(2) Primus Germany is the holder of a license of license class 4 issued by the German Regulator dated February 17, 1998 under Section 8 in connection with
     Section 6 para. 2 no. 2 of the German Telecommunications Act of 1996, relating to the provision of voice telephony services on the basis of self-operated telecommunications networks in Germany;

(3) (A) German Telecommunications law does not regulate the issuing of debt instruments by telecommunications operators active within the German jurisdiction or their parent companies; (B) no authorization of or filing with the German Regulator is necessary for the execution and delivery of the Underwriting Agreement by the Company and the consummation of the transactions (including, without limitation, issuance of the Stock) contemplated thereby in accordance with the terms thereof;

(4) (A) To our knowledge and with the exceptions reported hereafter, Primus Germany has all certificates, orders, permits, licenses, authorizations, consents and approvals necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus; and (B) to our knowledge and with the exceptions reported hereafter, Primus Germany has not received any notice of proceedings relating to the revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, or the qualification or rejection of any such filing or registration, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, conditions, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries taken as a whole; we advise you, however, that the German Regulator may change requirements for a license class 4 covering Germany-wide origination and termination services for long distance operators and Primus Germany may, therefore, in the future be required to extend its current license and may have to pay additional license fees;

(5) to our knowledge, (A) Primus Germany is conducting its business in accordance with the license of license class 4 issued by the German Regulator on February 17, 1998; and (B) Primus Germany is not in violation of or in default under the German Telecommunications Law, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole; and



(6) to our knowledge, (A) no decree or order of the German Regulator has been issued against Primus Germany; (B) no litigation, proceeding, inquiry or investigation has been commenced or threatened, and no notice of violation or order to show cause has been issued, against Primus Germany before or by October [ ], 1999.

General Qualifications

     (a) While we have been representing and advising Primus Germany regarding individual projects (e.g. incorporation of Primus Germany and interconnection agreement with Deutsche Telekom AG), we are not involved in Primus Germany's day-to-day business operations and are, therefore, not fully informed of the current state of Primus Germany's business activities. This applies in particular to the effects of the TelePassport/USFI Acquisition (transfer of German customer base to Primus Germany), to Primus Germany's re-origination (call back) service activities and carrier wholesale service activities.

     (b) This opinion is confined to German law in force at the date hereof and as currently applied by German courts and the German Regulator; and we do not express or imply an opinion as to matters other than under German law. We assume no obligation to advise you of facts, circumstances, events or legal developments which hereafter may be brought to our attention and which may alter, affect or modify the opinion expressed herein.

                                                                       EXHIBIT H

                       [LETTERHEAD OF NAGASHIMA & OHNO]

1. The descriptions in the Prospectus of the matters in connection with the Telecommunications Law, and the respective rules and regulations promulgated thereunder (collectively, the "Japanese Communications Law") under the caption "Risk Factors-We are subject to potential adverse effects of regulation" and under "Business--Government Regulation--Japan" are accurate in all material respects and fairly summarize all matters described therein;

2. Primus Telecommunications obtained Registration as of December 11, 1997, relating to the provision of international telecommunications services in Japan, and the Registration has not been modified, except for the modification as of January 26, 1998 as to the corporate name and the representative director to reflect the current corporate name and the representative director of Primus Telecommunications, or revoked, as of the date hereof;

3. (A) The execution and delivery of the Underwriting Agreement by the Company, and the consummation of the transactions (including, without limitation, issuance of the Stock) contemplated thereby do not violate (1) the Japanese Communications Law, (2) any rules or regulations of the MPT applicable to the Japanese Subsidiaries or (3), to our knowledge, any telecommunications related decree from any Japanese court, and (B) no authorization of or filing with the MPT is necessary for the execution and delivery of the Underwriting Agreement by the Company and the consummation of the transactions (including, without limitation, issuance of the Stock) contemplated thereby in accordance with the terms thereof;

4. (A) Primus Telecommunications has all certificates, orders, permits, licenses, authorizations, consents and approvals of and from the MPT necessary to conduct its business in the manner described in the Prospectus; and (B) neither of the Japanese Subsidiaries has received any notice of proceedings relating to the cancellation, revocation or modification of the Registration, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Japanese Subsidiaries, taken as a whole;

5. (A) Primus Telecommunications is currently conducting its business in accordance with the Registration and (B) to our knowledge, the current activities of the Japanese Subsidiaries are not in violation of or in default under the Japanese Communications Law, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Japanese Subsidiaries, taken as a whole; and

6. (A) no decree or order of the MPT has been issued against any of the Japanese Subsidiaries; (B) no litigation, proceeding, inquiry or investigation has been commenced or threatened, and no notice of violation or order to show cause has been issued, against any of the Japanese Subsidiaries before or by a Japanese court or the MPT and (C) to our knowledge, there are no rulemakings or other administrative proceedings pending before the MPT, (i) which are generally applicable to telecommunications services and (ii) which, if decided adversely to the interest of any of the Japanese Subsidiaries, would have a material adverse effect on the Japanese Subsidiaries, taken as a whole.

                                                            EXHIBIT I


                            LOCK-UP LETTER AGREEMENT


Lehman Brothers Inc.,
Morgan Stanley& Co. Incorporated,
CIBC World Markets Corp.,
Legg Mason Wood Walker, Incorporated,
Jeffries & Company, Inc.,
Scott & Stringfellow, Inc., and
Kaufman Bros., L.P.,
As Representatives of the several
 Underwriters,
c/o Lehman Brothers Inc.
Three World Financial Center
New York New York 10285

Dear Sirs:

          The undersigned understands that you and certain other firms propose to enter into an Underwriting Agreement (the "Underwriting Agreement") providing for the purchase by you and such other firms (the "Underwriters") of shares (the "Shares") of common stock, par value $0.01 per share (the "Common Stock"), of Primus Telecommunications Group, Incorporated, a Delaware corporation (the "Company"), and that the Underwriters propose to reoffer the Shares to the public (the "Offering").

          In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated (the "Joint Book-Running Managers"), on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Stock or substantially similar securities [(other than the sale of shares of Common Stock issued upon exercise of any option existing on the date of the Underwriting Agreement to the extent the proceeds of such sale are used to pay tax obligations incurred in connection with such exercise)]*,
(2) sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible or exchangeable for Common Stock or substantially similar securities or (3) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1), (2) or (3) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, for a period of 90 days after the effective date of the Registration Statement relating to the Offering; provided, however, that the undersigned may dispose of shares of Common Stock or securities convertible into or exchangeable for Common Stock, without the prior written consent of the Joint Book-Running Managers, as bona fide gifts so long as the recipient of such gift agrees in writing, at or prior to the time of the making of such gift, to be bound by the terms of this Lock-Up Letter Agreement with respect to the transferred securities.

          In furtherance of the foregoing, the Company and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

          It is understood that, if the Company notifies you that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, we will be released from our obligations under this Lock-Up Letter Agreement.

          The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

          Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.


-----------------
* Language in brackets to be used in connection with the Lock-Up Letter Agreements of John Melick and Jay Rosenblatt only.

          The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                              Very truly yours,


                              By:_________________________________
                                  Name:
                                  Title:


Dated:__________________________